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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549

                                --------------

                                 F O R M  8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  June 1, 1998

                             CIT RV Trust 1998-A
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            (Exact name of registrant as specified in its charter)



                                   Delaware
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                (State or other jurisdiction of incorporation)



         333-36061                                     Applied for
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Commission File Number)                (IRS Employer Identification No.)


                          c/o Bankers Trust (Delaware)
                                as Owner Trustee
                          1011 Centre Road, Suite 200
                        Wilmington, Delaware  19805-1266
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             (Address of principal executive offices and zip code)


                                (302) 636-3305
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              Registrants' telephone number, including area code:



                                      N/A
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         (Former name or former address, if changed since last report)
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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

(c)  Exhibits.

          The following are filed herewith.  The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

     Exhibit No.    Description
     -----------    -----------

        99.1        Computational Materials


                                   SIGNATURE
                                   ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CIT RV TRUST 1998-A

                                    By:  BANKERS TRUST (DELAWARE)
                                         as Owner Trustee



                                    By:    /s/ M. Lisa Wilkins
                                         ----------------------------
                                    Name:    M. Lisa Wilkins
                                    Title:   Assistant Secretary

Dated:    June 4, 1998